INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS

	AGREEMENT made as of this 17th day of
February, 2006, by and between Touchstone Advisors,
Inc. (the Adviser) and Turner Investment Partners,
Inc. (the Sub-Adviser).

	WHEREAS, Constellation Funds, a Delaware business trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940
Act); and

	WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of February
17th, 2006 (the Advisory Agreement) with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a Fund and collectively the Funds); and

	WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

	NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser.  Subject to
supervision by the Adviser and the Trusts
Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the
Allocated Assets), including the purchase, retention and disposition of the Allocated
Assets, in accordance with each Funds
investment objectives, policies and
restrictions as stated in the Funds prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the Prospectus), and subject to the following:

		(a)	The Sub-Adviser shall, in
consultation
with and subject to the direction of the Adviser,
		determine from time to time what
Allocated Assets will be purchased,
retained or sold by the Fund, and what
portion of the Allocated Assets will be
invested or held uninvested in cash.

		(b)	In the performance of its duties
and
obligations under this Agreement, the
Sub-Adviser shall act in conformity with the Trusts Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940
Act, the Internal Revenue Code of 1986,
and all other applicable federal and
state laws and regulations, as each is
amended from time to time.



		(c)	The Sub-Adviser shall determine
the
Allocated Assets to be purchased or sold by the Fund as provided in subparagraph
(a) and will place orders with or
through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Funds
Registration Statement (as defined
herein) and Prospectus or as the Board
of Trustees or the Adviser may direct
from time to time, in conformity with
federal securities laws.  In executing
Fund transactions and selecting brokers
or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available.
In assessing the best overall terms
available for any transaction, the Sub-
Adviser shall consider all factors that
it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).
Consistent with any guidelines
established by the Board of Trustees of
the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-
Adviser to the Fund.  In addition, the
Sub-Adviser is authorized to allocate
purchase and sale orders for securities
to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trusts principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Funds
Allocated Assets be purchased from or
sold to the Adviser, Sub-Adviser, the
Trusts principal underwriter, or any
affiliated person of either the Trust,
Adviser, the Sub-Adviser or the
principal underwriter, acting as
principal in the transaction, except to
the extent permitted by the Securities
and Exchange Commission (SEC) and the
1940 Act.

		(d)	The Sub-Adviser shall maintain all
books
and records with respect to transactions involving the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9),
(10) and (11) and paragraph (f) of Rule
31a-1 under the 1940 Act.  The Sub-
Adviser shall provide to the Adviser or
the Board of Trustees such periodic and
special reports, balance sheets or
financial information, and such other
information with regard to its affairs
as the Adviser or Board of Trustees may
reasonably request.

	The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-
Adviser under this Agreement and shall
timely furnish to the Adviser all
information relating to the Sub-Advisers services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the
Allocated Assets that is required to be
filed by the Adviser or the Trust with
the SEC or sent to shareholders under
the 1940 Act (including the rules
adopted thereunder) or any exemptive or
other relief that the Adviser or the
Trust obtains from the SEC.  The Sub-
Adviser agrees that all records that it
maintains on behalf of a Fund are
property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Funds request;
provided, however, that the Sub-Adviser
may retain a copy of such records.  In
addition, for the duration of this
Agreement, the Sub-Adviser shall
preserve for the periods prescribed by
Rule  31a-2 under the 1940 Act any such
records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

		(e)	The Sub-Adviser shall provide each
Funds
custodian on each business day with
information relating to all transactions concerning the Funds Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

		(f)	The investment management services
provided by the Sub-Adviser under this
Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

		(g)	The Sub-Adviser shall promptly
notify
the Adviser of any financial condition
that is likely to impair the Sub-
Advisers ability to fulfill its
commitment under this Agreement.

		(h)	The Sub-Adviser shall review all
proxy
solicitation materials and be
responsible for voting and handling all
proxies in relation to the Allocated
Assets.  The Adviser shall instruct the
custodian and other parties providing
services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

(i)	Except as specifically permitted in
writing by the Adviser, or as otherwise
permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-
Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Advisers partners, officers or employees.

2.	Duties of the Adviser.  The Adviser shall
continue to have responsibility for all
services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisers performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-
Adviser of responsibility for compliance with the Trusts Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.  The Adviser has
furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

		(a)	The Trusts Agreement and
Declaration of
Trust, as filed with the Secretary of
State of the State of Delaware (such
Agreement and Declaration of Trust, as
in effect on the date of this Agreement
and as amended from time to time, herein called the Declaration of Trust);

		(b)	By-Laws of the Trust (such By-
Laws, as
in effect on the date of this Agreement
and as amended from time to time, are
herein called the By-Laws);

		(c)	Prospectus(es) of each Fund.

4.	Compensation to the Sub-Adviser.  For the
services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B or Schedule C, of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated Assets under the Sub-Advisers management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5.	Indemnification.  The Sub-Adviser shall
indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser s obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Advisers own, or any other sub-advisers, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination.  This Agreement
shall become effective as to a Fund upon its approval by the Trusts Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund, if required.
This Agreement shall continue in effect for a period of more than two years from the date that the Sub-Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisers agreement with the Trust. As used in this Section 6, the terms assignment and vote of a majority of the outstanding voting securities shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law.  This Agreement shall be
governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability.  Should any part of this
Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice.  Any notice, advice or report to be
given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202
Attn: President

To the Sub-Adviser at:
Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
Attn: Tom Trala

10.	Entire Agreement.  This Agreement embodies the
entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreements subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

	A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

	Where the effect of a requirement of the 1940
Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Touchstone Advisors, Inc.
Turner Investment Partners, Inc.

By: _William Dent

By: _Brian F McNally
Name: _William Dent
Name: _Brian F McNally
Title: _Senior Vice President

Title: General Counsel & Chief
Compliance Officer




Schedule A
to the
Investment Sub-Advisory Agreement

Listing of Funds

Name of Fund
Constellation Small Cap Value Opportunities Fund
Constellation TIP Healthcare & Biotechnology Fund
Constellation TIP Mid Cap Fund



Schedule C*
to the
Investment Sub-Advisory Agreement

For Funds With No Performance Adjustment

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto.

	(a)	The Adviser shall pay to the Sub-Adviser
a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the net value of the Allocated Assets for such month at the rate set forth in Schedule C-1 hereto.



*  Schedule B intentionally omitted.


Schedule C-1
to the
Investment Sub-Advisory Agreement

Listing of Funds and Fee Rates

Name of Fund

Fee Rate
Constellation Small Cap Value Opportunities
Fund
0.50%
Constellation TIP Healthcare and Biotechnology
Fund
0.50%
Constellation TIP Mid Cap Fund
0.45%




INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS

         AGREEMENT made as of this 17th day of
February, 2006, by and between Touchstone Advisors,
Inc. (the Adviser) and AXA Rosenberg Investment
Management LLC (the Sub-Adviser).

         WHEREAS, Constellation Funds, a Delaware business trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940
Act); and

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of February
17th, 2006 (the Advisory Agreement) with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a Fund and collectively the Funds); and

         WHEREAS, the Adviser, with the approval of the
Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to
supervision by the Adviser and the Trusts
Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the
Allocated Assets), including the purchase, retention and disposition of the Allocated
Assets, in accordance with each Funds
investment objectives, policies and
restrictions as stated in the Funds prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the Prospectus), and subject to the following:

(a)	The Sub-Adviser shall, subject to
the direction of the Adviser, determine
from time to time what Allocated Assets
will be purchased, retained or sold by
the Fund, and what portion of the
Allocated Assets will be invested or
held uninvested in cash.

(b)	In the performance of its duties
and obligations under this Agreement,
the Sub-Adviser shall act in conformity
with the Trusts Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940
Act, the Internal Revenue Code of 1986,
and all other applicable federal and
state laws and regulations, as each is
amended from time to time.

(c)	The Sub-Adviser shall determine
the Allocated Assets to be purchased or
sold by the Fund as provided in
subsection (a) and will place orders
with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Funds registration statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-
Adviser will use its best efforts to
seek on behalf of each Fund the best
overall terms available. In assessing
the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).
Consistent with any guidelines
established by the Board of Trustees of
the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-
Adviser to the Fund and other accounts
as to which it exercises investment
discretion. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trusts principal underwriter) to take into account the sale of shares of the Trust if the Sub-
Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Funds Allocated Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trusts principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange
Commission (SEC) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all
books and records with respect to
transactions involving the Allocated
Assets required by subparagraphs (b)(5),
(6), (7), (9), (10) and (11) and
paragraph (f) of Rule 31a-1 under the
1940 Act. The Sub-Adviser shall provide
to the Adviser or the Board of Trustees
such periodic and special reports,
balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-
Adviser under this Agreement and shall
timely furnish to the Adviser all
information relating to the Sub-Advisers services relating to the Allocated
Assets under this Agreement needed by
the Adviser to keep the other books and
records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the
Allocated Assets that is required to be
filed by the Adviser or the Trust with
the SEC or sent to shareholders under
the 1940 Act (including the rules
adopted thereunder) or any exemptive or
other relief that the Adviser or the
Trust obtains from the SEC. The Sub-
Adviser agrees that all records that it
maintains on behalf of a Fund are
property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Funds request;
provided, however, that the Sub-Adviser
may retain a copy of such records. In
addition, for the duration of this
Agreement, the Sub-Adviser shall
preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act any such
records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide each
Funds custodian on each business day
with information relating to all
transactions concerning the Funds
Allocated Assets and shall provide the
Adviser with such information upon
request of the Adviser.

(f)	The investment management services
provided by the Sub-Adviser under this
Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Sub-Adviser shall promptly
notify the Adviser of any financial
condition that is likely to impair the
Sub-Advisers ability to fulfill its
commitment under this Agreement.

(h)	The Sub-Adviser shall review all
proxy solicitation materials and be
responsible for voting and handling all
proxies in relation to the Allocated
Assets in accordance to the Sub-Advisers
Proxy Voting Policy. The Adviser shall
instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser. The Sub-Adviser may retain third-party service providers to assist it in fulfilling its proxy review and voting duties hereunder but in no case will be relieved of its proxy review and voting obligations hereunder.

(i)	Except as specifically permitted
in writing by the Adviser, or as
otherwise permitted or required to
comply with the requirements of the 1940
Act (including the rules adopted
thereunder), the Sub-Adviser shall not
consult with any other sub-adviser to
the Trust or a Fund concerning the
purchase, retention or disposition of
Fund Allocated Assets.

Services to be furnished by the Sub-
Adviser under this Agreement may be
furnished through the medium of any of
the Sub-Advisers partners, officers or
employees.

2.	Duties of the Adviser. The Adviser shall
continue to have responsibility for all
services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisers performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-
Adviser of responsibility for compliance with the Trusts Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has
furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)	The Trusts Agreement and
Declaration of Trust, as filed with the
Secretary of State of the State of
Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the Declaration of Trust);

(b)	By-Laws of the Trust (such By-
Laws, as in effect on the date of this
Agreement and as amended from time to
time, are herein called the By-Laws);

(c)	Prospectus(es) of each Fund.

The Adviser agrees to furnish to the Sub-Adviser properly certified or authenticated copies of the aforementioned documents promptly after such documents have been materially amended, restated or otherwise modified.

4.	Compensation to the Sub-Adviser. For the
services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule C of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated Assets under the Sub-Advisers management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5.	Indemnification. The Sub-Adviser shall
indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Advisers obligations under this Agreement; provided, however, that the Sub-Advisers obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Advisers own, or any other sub-advisers, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination.  This Agreement
shall become effective as to a Fund upon its approval by the Trusts Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund, if required.
This Agreement shall continue in effect for a period of more than two years from the date that the Sub-Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisers agreement with the Trust. As used in this Section 6, the terms assignment and vote of a majority of the outstanding voting securities shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be
governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this
Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Acknowledgement.  The Adviser acknowledges
receipt of the Sub-Advisers Form ADV, Part 2 at least 48 hours in advance of entering this Agreement.

10.	Notice. Any notice, advice or report to
be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at :	Touchstone Advisors,
Inc.
			303 Broadway, Suite 1100
			Cincinnati, OH  45202
			Attn: President

To the Sub-Adviser at:	AXA Rosenberg
Investment Management LLC
			4 Orinda Way, Building E
			Orinda, CA  94563
			Attn: Chief Investment
Officer

11.	Entire Agreement. This Agreement
embodies the entire agreement and
understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreements subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

         Where the effect of a requirement of the
1940
Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.



Touchstone Advisors, Inc.

By: _William Dent
Name: _William Dent
Title: __Senior Vice President



AXA Rosenberg Investment Management LLC

By:__William Ricks
Name: _William Ricks

Title: ___CEO/CIO


Schedule A
to the
Investment Sub-Advisory Agreement

Listing of Fund(s)

Constellation International Equity Fund


Schedule C*
to the
Investment Sub-Advisory Agreement

For Funds With No Performance Adjustment

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto.

	(a)	The Adviser shall pay to the Sub-Adviser
a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the net value of the Allocated Assets for such month at the rate set forth in Schedule C-1 hereto.



*  Schedule B intentionally omitted.


Schedule C-1
to the
Investment Sub-Advisory Agreement

Listing of Funds and Fee Rates


Name of Fund				Fee Rate
Constellation
International Equity
Fund
0.50% on the first $200
million of Allocated Assets;
0.40% on Allocated Assets
above $200 million



INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS

	AGREEMENT made as of this 17th day of
February,
2006, by and between Touchstone Advisors, Inc. (the
Adviser) and Chartwell Investment Partners, Inc.
(the Sub-Adviser).

	WHEREAS, Constellation Funds, a Delaware business trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940
Act); and

	WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of February
17th, 2006 (the Advisory Agreement) with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a Fund and collectively the Funds); and

	WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

	NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser.  Subject to
supervision by the Adviser and the Trusts
Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the
Allocated Assets), including the purchase, retention and disposition of the Allocated
Assets, in accordance with each Funds
investment objectives, policies and
restrictions as stated in the Funds prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the Prospectus), and subject to the following:

		(a)	The Sub-Adviser shall, in
consultation
with and subject to the direction of the Adviser,
		determine from time to time what
Allocated Assets will be purchased,
retained or sold by the Fund, and what
portion of the Allocated Assets will be
invested or held uninvested in cash.

		(b)	In the performance of its duties
and
obligations under this Agreement, the
Sub-Adviser shall act in conformity with the Trusts Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940
Act, the Internal Revenue Code of 1986,
and all other applicable federal and
state laws and regulations, as each is
amended from time to time.



		(c)	The Sub-Adviser shall determine
the
Allocated Assets to be purchased or sold by the Fund as provided in subparagraph
(a) and will place orders with or
through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Funds
Registration Statement (as defined
herein) and Prospectus or as the Board
of Trustees or the Adviser may direct
from time to time, in conformity with
federal securities laws.  In executing
Fund transactions and selecting brokers
or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available.
In assessing the best overall terms
available for any transaction, the Sub-
Adviser shall consider all factors that
it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).
Consistent with any guidelines
established by the Board of Trustees of
the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-
Adviser to the Fund.  In addition, the
Sub-Adviser is authorized to allocate
purchase and sale orders for securities
to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trusts principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Funds
Allocated Assets be purchased from or
sold to the Adviser, Sub-Adviser, the
Trusts principal underwriter, or any
affiliated person of either the Trust,
Adviser, the Sub-Adviser or the
principal underwriter, acting as
principal in the transaction, except to
the extent permitted by the Securities
and Exchange Commission (SEC) and the
1940 Act.

		(d)	The Sub-Adviser shall maintain all
books
and records with respect to transactions involving the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9),
(10) and (11) and paragraph (f) of Rule
31a-1 under the 1940 Act.  The Sub-
Adviser shall provide to the Adviser or
the Board of Trustees such periodic and
special reports, balance sheets or
financial information, and such other
information with regard to its affairs
as the Adviser or Board of Trustees may
reasonably request.

	The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-
Adviser under this Agreement and shall
timely furnish to the Adviser all
information relating to the Sub-Advisers services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the
Allocated Assets that is required to be
filed by the Adviser or the Trust with
the SEC or sent to shareholders under
the 1940 Act (including the rules
adopted thereunder) or any exemptive or
other relief that the Adviser or the
Trust obtains from the SEC.  The Sub-
Adviser agrees that all records that it
maintains on behalf of a Fund are
property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Funds request;
provided, however, that the Sub-Adviser
may retain a copy of such records.  In
addition, for the duration of this
Agreement, the Sub-Adviser shall
preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act any such
records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide each Funds
custodian on each business day with
information relating to all transactions concerning the Funds Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

		(f)	The investment management services
provided by the Sub-Adviser under this
Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

		(g)	The Sub-Adviser shall promptly
notify
the Adviser of any financial condition
that is likely to impair the Sub-
Advisers ability to fulfill its
commitment under this Agreement.

		(h)	The Sub-Adviser shall review all
proxy
solicitation materials and be
responsible for voting and handling all
proxies in relation to the Allocated
Assets.  The Adviser shall instruct the
custodian and other parties providing
services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

(i)	Except as specifically permitted in
writing by the Adviser, or as otherwise
permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-
Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Advisers partners, officers or employees.

2.	Duties of the Adviser.  The Adviser shall
continue to have responsibility for all
services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisers performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-
Adviser of responsibility for compliance with the Trusts Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.  The Adviser has
furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

		(a)	The Trusts Agreement and
Declaration of
Trust, as filed with the Secretary of
State of the State of Delaware (such
Agreement and Declaration of Trust, as
in effect on the date of this Agreement
and as amended from time to time, herein called the Declaration of Trust);

		(b)	By-Laws of the Trust (such By-
Laws, as
in effect on the date of this Agreement
and as amended from time to time, are
herein called the By-Laws);

		(c)	Prospectus(es) of each Fund.

4.	Compensation to the Sub-Adviser.  For the
services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B or Schedule C, of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated Assets under the Sub-Advisers management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5.	Indemnification.  The Sub-Adviser shall
indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser s obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Advisers own, or any other sub-advisers, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination.  This Agreement
shall become effective as to a Fund upon its approval by the Trusts Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund, if required.
This Agreement shall continue in effect for a period of more than two years from the date that the Sub-Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisers agreement with the Trust. As used in this Section 6, the terms assignment and vote of a majority of the outstanding voting securities shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law.  This Agreement shall be
governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability.  Should any part of this
Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice.  Any notice, advice or report to be
given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, Ohio  45202
Attn: President
To the Sub-Adviser at:
Chartwell Investment Partners
1235 Westlakes Drive, Suite 400
Berwyn, Pennsylvania 19312
Attn: Chief Counsel

10.	Entire Agreement.  This Agreement embodies the
entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreements subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

	A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

	Where the effect of a requirement of the 1940
Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Touchstone Advisors, Inc.
Chartwell Investment Partners

By: _William Dent

By: _G. Gregory Hagar
Name:  William Dent
Name: _G. Gregory Hagar
Title: __Senior Vice President

Title: __Partner, CFO


Schedule A
to the
Investment Sub-Advisory Agreement

Listing of Funds

	Name of Fund

Constellation Chartwell Ultra Short Duration Fixed
Income
Fund
Constellation Chartwell Short Duration Fixed Income
Fund


Schedule C*
to the
Investment Sub-Advisory Agreement

For Funds With No Performance Adjustment

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto.

	(a)	The Adviser shall pay to the Sub-Adviser
a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the net value of the Allocated Assets for such month at the rate set forth in Schedule C-1 hereto.




*  Schedule B intentionally omitted.


Schedule C-1
to the
Investment Sub-Advisory Agreement

Listing of Funds and Fee Rates

Name of Fund

Annual Basic Fee
Rate
Constellation Chartwell Ultra Short Duration
Fixed Income Fund
0.125%
Constellation Chartwell Short Duration Fixed
Income Fund
0.125%



INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS

	AGREEMENT made as of this 17th day of
February, 2006, between Touchstone Advisors, Inc.
(the Adviser) and Clover Capital Management, Inc.
(the Sub-Adviser).

	WHEREAS, Constellation Funds, a Delaware business trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940
Act); and

	WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of February
17, 2006 (the Advisory Agreement) with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a Fund and collectively the Funds); and

	WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Funds, and the Sub-Adviser is willing to render such investment advisory services.

	NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser.  Subject to
supervision by the Adviser and the Trusts
Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the
Allocated Assets), including the purchase, retention and disposition of the Allocated
Assets, in accordance with each Funds
investment objectives, policies and
restrictions as stated in the Funds prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the Prospectus), and subject to the following:

		(a)	The Sub-Adviser shall, in
consultation
with and subject to the direction of the Adviser,
		determine from time to time what
Allocated Assets will be purchased,
retained or sold by the Fund, and what
portion of the Allocated Assets will be
invested or held uninvested in cash.

		(b)	In the performance of its duties
and
obligations under this Agreement, the
Sub-Adviser shall act in conformity with the Trusts Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940
Act, the Internal Revenue Code of 1986,
and all other applicable federal and
state laws and regulations, as each is
amended from time to time.



		(c)	The Sub-Adviser shall determine
the
Allocated Assets to be purchased or sold by the Fund as provided in subparagraph
(a) and will place orders with or
through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Funds
Registration Statement (as defined
herein) and Prospectus or as the Board
of Trustees or the Adviser may direct
from time to time, in conformity with
federal securities laws.  In executing
Fund transactions and selecting brokers
or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available.
In assessing the best overall terms
available for any transaction, the Sub-
Adviser shall consider all factors that
it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).
Consistent with any guidelines
established by the Board of Trustees of
the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-
Adviser to the Fund.  In addition, the
Sub-Adviser is authorized to allocate
purchase and sale orders for securities
to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trusts principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Funds
Allocated Assets be purchased from or
sold to the Adviser, Sub-Adviser, the
Trusts principal underwriter, or any
affiliated person of either the Trust,
Adviser, the Sub-Adviser or the
principal underwriter, acting as
principal in the transaction, except to
the extent permitted by the Securities
and Exchange Commission (SEC) and the
1940 Act.

		(d)	The Sub-Adviser shall maintain all
books
and records with respect to transactions involving the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9),
(10) and (11) and paragraph (f) of Rule
31a-1 under the 1940 Act.  The Sub-
Adviser shall provide to the Adviser or
the Board of Trustees such periodic and
special reports, balance sheets or
financial information, and such other
information with regard to its affairs
as the Adviser or Board of Trustees may
reasonably request.

	The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-
Adviser under this Agreement and shall
timely furnish to the Adviser all
information relating to the Sub-Advisers services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the
Allocated Assets that is required to be
filed by the Adviser or the Trust with
the SEC or sent to shareholders under
the 1940 Act (including the rules
adopted thereunder) or any exemptive or
other relief that the Adviser or the
Trust obtains from the SEC.  The Sub-
Adviser agrees that all records that it
maintains on behalf of a Fund are
property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Funds request;
provided, however, that the Sub-Adviser
may retain a copy of such records.  In
addition, for the duration of this
Agreement, the Sub-Adviser shall
preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act any such
records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

		(e)	The Sub-Adviser shall provide each
Funds
custodian on each business day with
information relating to all transactions concerning the Funds Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

		(f)	The investment management services
provided by the Sub-Adviser under this
Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

		(g)	The Sub-Adviser shall promptly
notify
the Adviser of any financial condition
that is likely to impair the Sub-
Advisers ability to fulfill its
commitment under this Agreement.

		(h)	The Sub-Adviser shall review all
proxy
solicitation materials and be
responsible for voting and handling all
proxies in relation to the Allocated
Assets.  The Adviser shall instruct the
custodian and other parties providing
services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

(i)	Except as specifically permitted in
writing by the Adviser, or as otherwise
permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-
Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Advisers partners, officers or employees.

2.	Duties of the Adviser.  The Adviser shall
continue to have responsibility for all
services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisers performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-
Adviser of responsibility for compliance with the Trusts Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.  The Adviser has
furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

		(a)	The Trusts Agreement and
Declaration of
Trust, as filed with the Secretary of
State of the State of Delaware (such
Agreement and Declaration of Trust, as
in effect on the date of this Agreement
and as amended from time to time, herein called the Declaration of Trust);

		(b)	By-Laws of the Trust (such By-
Laws, as
in effect on the date of this Agreement
and as amended from time to time, are
herein called the By-Laws);

		(c)	Prospectus(es) of each Fund.

4.	Compensation to the Sub-Adviser.  For the
services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B or Schedule C, of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated Assets under the Sub-Advisers management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5.	Indemnification.  The Sub-Adviser shall
indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser s obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Advisers own, or any other sub-advisers, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination.  This Agreement
shall become effective as to a Fund upon its approval by the Trusts Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund, if required.
This Agreement shall continue in effect for a period of more than two years from the date that the Sub-Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisers agreement with the Trust. As used in this Section 6, the terms assignment and vote of a majority of the outstanding voting securities shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law.  This Agreement shall be
governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability.  Should any part of this
Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice.  Any notice, advice or report to be
given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202

To the Sub-Adviser at:
Clover Capital Management, Inc.
400 Meridian Center, Suite 200
Rochester, NY 14618
Attn:  Chief Counsel

10.	Entire Agreement.  This Agreement embodies the
entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreements subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

	A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

	Where the effect of a requirement of the 1940
Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Clover Capital Management, Inc.
Touchstone Advisors, Inc.

By: _Stephen J Carl
By: __William Dent
Name: _Stephen J Carl
Name: _William Dent

Title: _Chief Operating Officer

Title: _Senior Vice President



Schedule A
to the
Investment Sub-Advisory Agreement

Listing of Funds

Name of Fund
Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Core Fixed Income Fund



Schedule C*
to the
Investment Sub-Advisory Agreement

For Funds With No Performance Adjustment

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto.

	(a)	The Adviser shall pay to the Sub-Adviser
a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the net value of the Allocated Assets for such month at the rate set forth in Schedule C-1 hereto.




*  Schedule B intentionally omitted.



Schedule C-1
to the
Investment Sub-Advisory Agreement

Listing of Funds and Fee Rates

Name of Fund

Annual Basic Fee
Rate
Constellation Clover Core Value Fund
0.37%
Constellation Clover Small Cap Value Fund
0.45%
Constellation Clover Core Fixed Income Fund
0.225%



INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS

         AGREEMENT made as of this 17th day of
February, 2006, by and between Touchstone Advisors,
Inc. (the Adviser) and Diamond Hill Capital
Management, Inc. (the Sub-Adviser).

         WHEREAS, Constellation Funds, a Delaware business trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940
Act); and

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of February
17th, 2006 (the Advisory Agreement) with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a Fund and collectively the Funds); and

         WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trusts Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-
Adviser (the Allocated Assets), including the purchase, retention and disposition of the Allocated
Assets, in accordance with each Funds investment objectives, policies and restrictions as stated in the Funds prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the Prospectus), and subject to the following:

(a) The Sub-Adviser shall, subject to the direction of the Adviser, determine from time to time what
Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated
Assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trusts Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the Allocated
Assets to be purchased or sold by the Fund as provided in subsection (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Funds Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-
Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund and other accounts as to which it exercises investment discretion. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trusts principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Funds Allocated Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trusts principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (SEC) and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Allocated Assets required by subparagraphs (b)(5),
(6), (7), (9), (10) and (11) and paragraph (f) of
Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Advisers services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Allocated Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Funds request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e) The Sub-Adviser shall provide each Funds custodian on each business day with information relating to all transactions concerning the Funds
Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

(f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Advisers ability to fulfill its commitment under this Agreement.

(h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Allocated Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

(i) Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act
(including the rules adopted thereunder), the Sub-
Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Advisers partners, officers or employees.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory
Agreement and shall oversee and review the Sub-
Advisers performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trusts
Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a) The Trusts Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the Declaration of Trust);

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the By-Laws);

(c) Prospectus(es) of each Fund.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule C of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated Assets under the Sub-
Advisers management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages
(including reasonable attorneys fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Advisers obligations under this Agreement; provided, however, that the Sub-Advisers obligation under this Section
5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Advisers own, or any other sub-advisers, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. Duration and Termination. This Agreement shall become effective as to a Fund upon its approval by the Trusts Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund, if required. This Agreement shall continue in effect as to a Fund for a period of more than two years from the date that the Sub-Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser.
This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisers agreement with the Trust. As used in this Section 6, the terms assignment and vote of a majority of the outstanding voting securities shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles;
provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. Acknowledgement. The Advisor acknowledges receipt of Form ADV, Part 2 at least 48 hours in advance of entering this Agreement.

10. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at :	Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202
Attn: President

To the Sub-Adviser at:	Diamond Hill Capital
Management, Inc.
375 N. Front Street, Suite 300
Columbus, OH  43215
Attn: James F. Laird

11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreements subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

         Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.



Touchstone Advisors, Inc.

By:__William Dent

Name: _William Dent

Title: Senior Vice President



Diamond Hill Capital Management, Inc.

By:__James F. Laird

Name: James F. Laird

Title: Chief Financial Officer

Schedule A
to the
Investment Sub-Advisory Agreement


Listing of Fund(s)

Constellation Small Cap Value Opportunities Fund

Schedule C
to the
Investment Sub-Advisory Agreement

For Funds With No Performance Adjustment

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto.

(a)	The Adviser shall pay to the Sub-Adviser a fee
for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the net value of the Allocated Assets for such month at the rate set forth in Schedule C-1 hereto.

Schedule C-1
to the
Investment Sub-Advisory Agreement

Listing of Funds and Fee Rates


Name of Fund				Fee Rate
Constellation Small Cap Value Opportunities
Fund0.55% on the first $50 million of Allocated
Assets; 0.50% on Allocated Assets above $50 million




INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS

	AGREEMENT made as of this 17th day of
February, 2006, by and between Touchstone Advisors,
Inc. (the Adviser) and Hilliard Lyons Asset
Management (the Sub-Adviser).

	WHEREAS, Constellation Funds, a Delaware business trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940
Act); and

	WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of February
17th, 2006 (the Advisory Agreement) with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a Fund and collectively the Funds); and

	WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

	NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser.  Subject to
supervision by the Adviser and the Trusts Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the Allocated Assets), including the purchase, retention and disposition of the Allocated Assets, in accordance with each Funds investment objectives, policies and restrictions as stated in the Funds prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time
(referred to collectively as the Prospectus), and subject to the following:

		(a)	The Sub-Adviser shall, in
consultation with and subject to the direction of the Adviser,
		determine from time to time what
Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated
Assets will be invested or held uninvested in cash.

		(b)	In the performance of its duties
and obligations under this Agreement, the Sub-
Adviser shall act in conformity with the Trusts
Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue
Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.


		(c)	The Sub-Adviser shall determine
the Allocated Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Funds Registration
Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-
Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-
Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trusts principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Funds Allocated Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trusts principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (SEC) and the
1940 Act.

		(d)	The Sub-Adviser shall maintain all
books and records with respect to transactions involving the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11)
and paragraph (f) of Rule 31a-1 under the 1940 Act.
The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

	The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Advisers services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-
Adviser shall also furnish to the Adviser any other information relating to the Allocated Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940
Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Funds request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

		(e)	The Sub-Adviser shall provide each
Funds custodian on each business day with information relating to all transactions concerning the Funds Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

		(f)	The investment management services
provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

		(g)	The Sub-Adviser shall promptly
notify the Adviser of any financial condition that is likely to impair the Sub-Advisers ability to fulfill its commitment under this Agreement.

		(h)	The Sub-Adviser shall review all
proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Allocated Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

(i)	Except as specifically permitted in writing by
the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act
(including the rules adopted thereunder), the Sub-
Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Advisers partners, officers or employees.

2.	Duties of the Adviser.  The Adviser shall
continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory
Agreement and shall oversee and review the Sub-
Advisers performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trusts
Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.  The Adviser has
furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

		(a)	The Trusts Agreement and
Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and
Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the Declaration of Trust);

		(b)	By-Laws of the Trust (such By-
Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the By-Laws);

		(c)	Prospectus(es) of each Fund.

4.	Compensation to the Sub-Adviser.  For the
services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-
Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B or Schedule C, of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated
Assets under the Sub-Advisers management. Except as may otherwise be prohibited by law or regulation
(including any then current SEC staff
interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5.	Indemnification.  The Sub-Adviser shall
indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser s obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this Section
5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Advisers own, or any other sub-advisers, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination.  This Agreement
shall become effective as to a Fund upon its approval by the Trusts Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund, if required. This
Agreement shall continue in effect for a period of more than two years from the date that the Sub-
Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act;
provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisers agreement with the Trust. As used in this
Section 6, the terms assignment and vote of a majority of the outstanding voting securities shall have the respective meanings set forth in the 1940
Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law.  This Agreement shall be
governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability.  Should any part of this
Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This
Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice.  Any notice, advice or report to be
given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202
Attn: President
To the Sub-Adviser at:	Hilliard Lyons Asset
Management
501 South Fourth Street
Louisville, KY 40202
Attn: Chief Counsel

10.	Entire Agreement.  This Agreement embodies the
entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreements subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

	A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

	Where the effect of a requirement of the 1940
Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Touchstone Advisors, Inc.
Hilliard Lyons Asset Management

By: _William Dent

By: Ken L Mathis
Name: William Dent
Name: Ken L Mathis
Title: Senior Vice President
Title: Senior Vice President
Schedule A
to the
Investment Sub-Advisory Agreement

Listing of Funds

Name of Fund
Constellation HLAM Large Cap Quality Stock Fund


Schedule C*
to the
Investment Sub-Advisory Agreement

For Funds With No Performance Adjustment

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto.

	(a)	The Adviser shall pay to the Sub-Adviser
a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the net value of the Allocated Assets for such month at the rate set forth in Schedule C-1 hereto.



*  Schedule B intentionally omitted.

Schedule C-1
to the
Investment Sub-Advisory Agreement

Listing of Funds and Fee Rates

Name of Fund 	Annual Basic Fee Rate
Constellation HLAM Large Cap Quality Stock Fund
	0.35%






INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS
AGREEMENT made as of this 17th day of February,
2006, by and between Touchstone
Advisors, Inc. (the Adviser) and Pitcairn Investment
Management, a separately
identifiable division of Pitcairn Trust Company (the
Sub-Adviser).
WHEREAS, Constellation Funds, a Delaware business
trust (the Trust) is
registered as an open-end management investment
company under the Investment
Company Act of 1940, as amended (the 1940 Act); and
WHEREAS, the Adviser has entered into an Investment
Advisory Agreement dated as
of February 17th, 2006 (the Advisory Agreement) with
the Trust, pursuant to
which the Adviser will act as investment adviser to
each series of the Trust set
forth on Schedule A of this Agreement (each a Fund
and collectively the Funds);
and
WHEREAS, the Adviser, with the approval of the
Trust, desires to retain the Sub-
Adviser to provide investment advisory services to
the Adviser in connection
with the management of a Fund, and the Sub-Adviser
is willing to render such
investment advisory services.
NOW, THEREFORE, the parties hereto agree as follows:
1.	 	Duties of the Sub-Adviser. Subject to
supervision by the Adviser and
the Trusts Board of Trustees, the Sub-Adviser shall manage those assets of a
Fund that the Adviser determines to allocate to the Sub-Adviser (the Allocated
Assets), including the purchase, retention and disposition of the Allocated
Assets, in accordance with each Funds investment objectives, policies and restrictions as stated in the Funds prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the Prospectus), and subject to the following:



(a)

The Sub-Adviser shall, subject to the direction of the Adviser, determine from time to time what Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated Assets will be invested or held uninvested in cash.





(b)

In the performance of its duties and
obligations under this Agreement, the Sub-
Adviser shall act in conformity with the Trusts
Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.





c

The Sub-Adviser shall determine the Allocated
Assets to be purchased or sold by the Fund as provided in subsection (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Funds Registration
Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-





Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided
(as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).
Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-
Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund and other accounts as to which it exercises investment discretion. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trusts principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Funds Allocated Assets be purchased from or sold to the Adviser, Sub-
Adviser, the Trusts principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (SEC) and the 1940 Act.





(d)

The Sub-Adviser shall maintain all books and records with respect to transactions involving the Allocated Assets required by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and
paragraph (f) of Rule 31a-1 under the 1940 Act.
The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.







The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Advisers services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Allocated Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Funds request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).





(e)

The Sub-Adviser shall provide each Funds custodian on each business day with information relating to all transactions concerning the Funds Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.



(f)

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.





(g)

The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Advisers ability to fulfill its commitment under this Agreement.





(h)

The Sub-Adviser shall review all proxy
solicitation materials and be responsible for voting and handling all proxies in relation to the Allocated Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.





(i)

Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.




Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Advisers partners, officers or employees.



2.

Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory
Agreement and shall oversee and review the Sub-
Advisers performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trusts Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal
Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.



3.

Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:


(a)

The Trusts Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and
Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the Declaration of Trust);





(b)

By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the By-Laws);
c

Prospectus(es) of each Fund.





4.

Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-
Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule C of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated
Assets under the Sub-Advisers management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.


5.

Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-
Advisers obligations under this Agreement;
provided, however, that the Sub-Adviser s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Advisers own, or any other sub-advisers, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.



6.

Duration and Termination. This Agreement shall become effective as to a Fund upon its approval by the Trusts Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund, if required. This
Agreement shall continue in effect for a period of more than two years from the date that the Sub-Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisers agreement with the Trust. As used in this Section 6, the terms assignment and vote of a majority of the outstanding voting securities shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.



7.

Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles;
provided, however, that nothing herein shall be construed as being inconsistent with the 1940
Act.



8.

Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This
Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.



9.

Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:




To the Adviser
at:

Touchstone Advisors, Inc.


303 Broadway, Suite 1100


Cincinnati, OH  45202


Attn: President



To the Sub-
Adviser at:

Pitcairn Investment Management


One Pitcairn Place, Suite 3000


165 Township Line Road
Jenkintown, PA 19046


Attn: Alvin A. Clay III




10.

Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreements subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument



11

License of Names. The Sub-Adviser hereby agrees to grant a non-exclusive, non-assignable license to the Trust for use of the names Pitcairn and Family Heritage in the name of each series of the Trust for which the Sub-Adviser provides investment management services pursuant to this Agreement for so long as the Sub-Adviser continues to provide such services to such series, and such license shall terminate upon termination of this Agreement.
A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.
Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.



Touchstone Advisors,
Inc.

Pitcairn Investment
Management, a division of
Pitcairn Trust Company



By: William Dent

By:  Alvin A Clay III






Name:  William Dent

Name:  Alvin A Clay III






Title:  Senior Vice
President

Title: President & Chief
Executive Officer






Schedule A
to the
Investment Sub-Advisory Agreement
Listing of Fund(s)
Name of Fund
Constellation Pitcairn Diversified Value Fund
Constellation Pitcairn Diversified Growth Fund
Constellation Pitcairn Select Value Fund
Constellation Pitcairn Small Cap Fund
Constellation Pitcairn Family Heritage Fund
Constellation Pitcairn Taxable Bond Fund
Constellation Pitcairn Tax-Exempt Bond Fund




Schedule C*
to the
Investment Sub-Advisory Agreement

For Funds With No Performance Adjustment
This Schedule C shall apply to each of the Funds
identified on Schedule C-1
hereto.
(a)	The Adviser shall pay to the Sub-Adviser a fee
for each Fund
calculated daily and payable monthly in arrears, computed as a percentage of the net value of the Allocated Assets for such month at the rate set forth in Schedule C-1 hereto.



*	Schedule B intentionally omitted.


Schedule C-1
to the
Investment Sub-Advisory Agreement

Listing of Funds and Fee Rates
Name of Fund
Fee Rate


Constellation Pitcairn Diversified Value Fund
0.55% on the first $150 million, and
0.40% on the value of assets above that amount
Constellation Pitcairn Diversified Growth Fund
0.55% on the first $102 million, and
0.40% on the value of assets above that amount
Constellation Pitcairn Select Value Fund
0.55% on the first $61 million, and
0.40% on the value of assets above that amount
Constellation Pitcairn Small Cap Fund
0.55% on the first $90 million, and
0.45% on the value of the assets above that amount
Constellation Pitcairn Family Heritage Fund
0.70% on the first $127 million, and
0.45% on the value of the assets above that amount
Constellation Pitcairn Taxable Bond Fund
0.30% on the first $43 million, and
0.25% on the value of the assets above that amount
Constellation Pitcairn Tax-Exempt Bond Fund
0.25% on the value of assets in the Fund




INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS
AGREEMENT made as of this 17th day of February, 2006,
by and between Touchstone Advisors, Inc. (the
Adviser) and Sands Capital Management, LLC (the Sub-
Adviser).
WHEREAS, Constellation Funds, a Delaware business trust (the Trust) is registered as an open-end management investment company under the Investment
Company Act of 1940, as amended (the 1940 Act); and
WHEREAS, the Adviser has entered into an Investment
Advisory Agreement dated as of February 17th, 2006
(the Advisory Agreement) with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a Fund and collectively the Funds); and
WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.
NOW, THEREFORE, the parties hereto agree as follows:
1.
Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trusts Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-
Adviser (the Allocated Assets), including the purchase, retention and disposition of the Allocated
Assets, in accordance with each Funds investment objectives, policies and restrictions as stated in the Funds prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the Prospectus), and subject to the following:

(a)

The Sub-Adviser shall, subject to the direction of the Adviser, determine from time to time what
Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated
Assets will be invested or held uninvested in cash.





(b)

In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trusts Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.





c

The Sub-Adviser shall determine the Allocated Assets to be purchased or sold by the Fund as provided in subsection (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Funds Registration Statement (as defined herein) and
Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-





Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-
Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund and other accounts as to which it exercises investment discretion. In addition, to the extent permitted by applicable law, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trusts principal underwriter) to take into account the sale of shares of the Trust if the Sub-
Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Funds Allocated Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trusts principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (SEC) and the
1940 Act.





(d)

The Sub-Adviser shall maintain all books and records with respect to transactions involving the Allocated
Assets required by subparagraphs (b)(5), (6), (7),
(9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports and such other information relating to the Fund as the Adviser or Board of Trustees may reasonably request.







The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Advisers services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Allocated Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Funds request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).





(e)

The Sub-Adviser shall provide each Funds custodian on each business day with information relating to all transactions concerning the Funds Allocated
Assets and shall provide the Adviser with such information upon request of the Adviser.



(f)

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.





(g)

The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Advisers ability to fulfill its commitment under this Agreement.





(h)

The Sub-Adviser shall be responsible for voting all proxies that it receives in relation to the Allocated Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.





(i)

Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act
(including the rules adopted thereunder), the Sub-
Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.



Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Advisers partners, officers or employees.



2.

Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisers performance of its duties under this Agreement;
provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trusts
Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.



3.

Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)

The Trusts Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the Declaration of Trust);





(b)

By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the By-Laws);





c

Prospectus(es) of each Fund.

4.

Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated Assets under the Sub-
Advisers management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.


5.

Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages
(including reasonable attorneys fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Advisers obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this
Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Advisers own, or any other sub-advisers, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.



6.

Duration and Termination. This Agreement shall become effective as to a Fund upon its approval by the Trusts Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund, if required. This Agreement shall continue in effect for a period of more than two years from the date that the Sub-Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser.
This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisers agreement with the Trust. As used in this Section 6, the terms assignment and vote of a majority of the outstanding voting securities shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.



7.

Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.



8.

Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.



9.

Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:



To the Adviser at:

Touchstone Advisors, Inc.


303 Broadway, Suite 1100


Cincinnati, OH  45202


Attn: President



To the Sub-Adviser at:

Sands Capital Management, LLC


1100 Wilson Boulevard, Suit 3050


Arlington, Virginia 22209


Attn: Frank Sands, Sr.



10.

Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreements subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

11

Use of Names.
(a) The Sub-Adviser hereby agrees to grant a non-exclusive, non-assignable license to the Trust for use of the names Sands, Sands Capital or Sands
Capital Management in the name of each series of the Trust for which the Sub-Adviser provides investment management services pursuant to this Agreement for so long as the Sub-Adviser continues to provide such services to such series, and such license shall terminate upon termination of this Agreement.
(b) The Adviser shall not permit the use of the Sub-Advisers name, investment performance information or other pertinent information regarding the Sub-Adviser in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld.
A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.
Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above. Touchstone Advisors, Inc.

Sands Capital Management, LLC


By: William Dent
By: Robert C Hancock


Name:  William Dent
Name: Robert C Hancock





Title: Senior Vice President
Title:  Chief Operating Officer






Schedule A
to the
Investment Sub-Advisory Agreement
Listing of Fund(s)
Name of Fund
Constellation Sands Capital Select Growth Fund


Schedule B
to the
Investment Sub-Advisory Agreement

For Funds with Performance Adjustments
This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.
(a)  General. The Adviser shall pay to the Sub-
Adviser, as compensation for the Sub-Advisers services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic
Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.
(b)  Index, Class and Changes to the Class. The
Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment
(referred to herein as the Index and the Class, respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or interested persons
(as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares (the Successor Class) is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance
Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.
(c)  Basic Fee. The basic fee for a Fund (the Basic
Fee) for any period shall equal: (i) the average net asset value of the Funds assets allocated to the Sub-Adviser, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).
(d) Performance Adjustment. The amount of the performance adjustment (the Performance Adjustment) shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365 (366 in leap years). The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.
(e)  Adjustment Rate. The adjustment rate (the
Adjustment Rate) shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the
total adjustment to the Basic Fee on an annualized
basis does not exceed the maximum Performance
Adjustment identified for such Fund in Schedule B-2.
(f)	Performance Period. The performance
period (the Performance Period) shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the Commencement Date), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months (which eleven-month period may include performance achieved by such Fund prior to the effective date of this Agreement).
(g) Measurement Calculation. The Funds investment performance will be measured by comparing the
(i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.
(h) Payment of Fees. The sub-advisory fee payable hereunder shall be computed daily and paid monthly in arrears, on the first business day of the following month.
(i) Average Net Assets. The term average net assets of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.
(j) Termination. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.



Schedule B-1
to the
Investment Sub-Advisory Agreement
Listing of Fund(s) with Performance Adjustments











Annual Basic
Name of Fund / Applicable Class

Performance Index
Fee Rate
Constellation Sands Capital Select Growth Fund
Russell 1000 Growth Index
0.50 % on first $100 million of Allocated Assets
0.45% on Allocated Assets above that amount thereafter

















Schedule B-2
to the
Investment Sub-Advisory Agreement
Performance Adjustment Rate





Name of Fund / Class

Rate
Adjustment

Methodology





Constellation Sands
Capital Select Growth Fund

+/- 0.15%

 Adjustment
to Basic Fee
Rate if
exceed or
lag the
benchmark by
at least
2.50%
(measured on
an absolute
basis)
INVESTMENT ADVISORY AGREEMENT
CONSTELLATION FUNDS

	AGREEMENT made as of this 17th day of
February, 2006, by and between Constellation Funds, a Delaware business trust (the Trust), and Touchstone Advisors, Inc. (the Adviser).

	WHEREAS, the Trust is an openend, diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940
Act); and

	WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to each series of the Trust set forth on Schedule A of this Agreement (each a Fund and collectively the Funds), and the Adviser is willing to render such services:

	NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	Duties of Adviser.   The Trust employs
the Adviser to manage the investment and reinvestment of the assets of the Funds, and to hire (subject to the approval of the Trusts Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and
Exchange Commission, or by rule or
regulation, a majority of the
outstanding voting securities of each
Fund) and thereafter supervise the
investment activities of one or more
subadvisers deemed necessary to carry
out the investment program of each Fund, and to continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust with records concerning the Advisers activities which the Trust is required to maintain, and to render regular reports to the Trusts officers and Trustees concerning the Advisers discharge of the foregoing responsibilities. The retention of a subadviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the
foregoing responsibilities subject to
the control of the Board of Trustees of
the Trust and in compliance with such
policies as the Trustees may from time
to time establish, and in compliance
with the objectives, policies, and
limitations for each such Fund set forth in the Funds prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

The Adviser accepts such employment and
agrees, at its own expense, to render
the services and to provide the office
space, furnishings and equipment and the personnel (including any subadvisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments
(including brokerage commissions and
other transaction charges, if any)
purchased or sold for any Fund.

2.	Fund Transactions.  The Adviser is
authorized to select the brokers or
dealers that will execute the purchases
and sales of portfolio securities for
the Funds and is directed to use its
best efforts to obtain the best net
results as described from time to time
in the Funds Prospectus(es) and
Statement(s) of Additional Information.
The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will
not be deemed to have acted unlawfully,
or to have breached a fiduciary duty to
the Trust or be in breach of any
obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a brokerdealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds Prospectuses and Statement of
Additional Information.

3.	Compensation of the Adviser.  For the
services to be rendered by the Adviser
as provided in Sections 1 and 2 of this
Agreement, the Trust shall pay to the
Adviser compensation at the rate
specified on Schedule B or Schedule C,
as applicable, of this Agreement.  Such
compensation shall be paid to the
Adviser at the end of each month, and
calculated by applying a daily rate,
based on the annual percentage rates as
specified in the appropriate Schedule,
to the assets.  The fee shall be based
on the average daily net assets for the
month involved (less any assets of such
Funds held in noninterest bearing
special deposits with a Federal Reserve
Bank).  The Adviser may, in its
discretion and from time to time, waive
a portion of its fee.

All rights of compensation under this
Agreement for services performed as of
the termination date shall survive the
termination of this Agreement.

 4.  	Other Expenses.  The Adviser shall pay
all expenses of printing and mailing
reports, prospectuses, statements of
additional information, and sales
literature relating to the solicitation
of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

5.	Excess Expenses.  If the expenses for
any Fund for any fiscal year (including
fees and other amounts payable to the
Adviser, but excluding interest, taxes,
brokerage costs, litigation, and other
extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear
expenses of any Fund which would result
in the Funds inability to qualify as a
regulated investment company under
provisions of the Internal Revenue Code.
Payment of expenses by the Adviser
pursuant to this Section 5 shall be
settled on a monthly basis (subject to
fiscal year end reconciliation) by a
reduction in the fee payable to the
Adviser for such month pursuant to
Section 3(a) or 3(b)  and, if such
reduction shall be insufficient to
offset such expenses, by reimbursing the Trust.

6.	Reports.  The Trust and the Adviser
agree to furnish to each other, if
applicable, current prospectuses, proxy
statements, reports to shareholders,
certified copies of their financial
statements, and such other information
with regard to their affairs as each may reasonably request.

7.	Status of Adviser.  The services of the
Adviser to the Trust are not to be
deemed exclusive, and the Adviser shall
be free to render similar services to
others so long as its services to the
Trust are not impaired thereby.  The
Adviser shall be deemed to be an
independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8.	Certain Records.  Any records required
to be maintained and preserved pursuant
to the provisions of Rule 31a1 and Rule
31a2 promulgated under the 1940 Act
which are prepared or maintained by the
Adviser on behalf of the Trust are the
property of the Trust and will be
surrendered promptly to the Trust on
request.

9.	Limitation of Liability of Adviser.  The
duties of the Adviser shall be confined
to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term Adviser shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

  	10.	Permissible Interests.  Trustees,
agents, and shareholders of the Trust
are or may be interested in the Adviser
(or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise.
In addition, brokerage transactions for
the Trust may be effected through
affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

	11.	License of Advisers Name.  The Adviser
hereby agrees to grant a license to the
Trust for use of its name in the names
of the Funds for the term of this
Agreement and such license shall
terminate upon termination of this
Agreement.

12.	Duration and Termination.  This
Agreement shall become effective as to a Fund upon its approval by the Trusts
Board of Trustees and by the vote of a
majority of the outstanding voting
securities of each Fund. This Agreement shall continue in effect for a period of more than two years from the date that the Adviser began providing services hereunder only so long as continuance is specifically approved at least annually in conformance with the 1940 Act, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated as to
any Fund at any time, without the
payment of any penalty by vote of a
majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this
Agreement shall be given in writing,
addressed and delivered, or mailed
postpaid, to the other party at any
office of such party.

As used in this Section 11, the terms
assignment, interested persons, and a
vote of a majority of the outstanding
voting securities shall have the
respective meanings set forth in the
1940 Act and the rules and regulations
thereunder; subject to such exemptions
as may be granted by the Securities and
Exchange Commission under said Act.

13.	Notice.  Any notice required or
permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 303 Broadway, Suite 1100,
Cincinnati, OH 45202, Attn: President,
and if to the Adviser at 303 Broadway,
Suite 1100, Cincinnati, OH 45202, Attn:
President.

14.	Severability.  If any provision of this
Agreement shall be held or made invalid
by a court decision, statute, rule or
otherwise, the remainder of this
Agreement shall not be affected thereby.

	15.	Governing Law.  This Agreement shall be
construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONSTELLATION FUNDS

By:   John Grady

Attest:  Jolly Fulmor


TOUCHSTONE ADVISORS, INC.


By:   James H Grifo

Attest:  William Dent



Schedule A
to the
Investment Advisory Agreement


Listing of Funds

Name of Fund
Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Core Fixed Income Fund
Constellation Chartwell Ultra Short Duration
Fixed Income Fund
Constellation Chartwell Short Duration Fixed
Income Fund
Constellation HLAM Large Cap Quality Stock Fund
Constellation Pitcairn Diversified Value Fund
Constellation Pitcairn Select Value Fund
Constellation Pitcairn Diversified Growth Fund
Constellation Pitcairn Small Cap Fund
Constellation Pitcairn Family Heritage Fund
Constellation Pitcairn Taxable Bond Fund
Constellation Pitcairn TaxExempt Bond Fund
Constellation Sands Capital Select Growth Fund
Constellation TIP Mid Cap Fund
Constellation TIP Healthcare & Biotechnology Fund
Constellation International Equity Fund
Constellation Small Cap Value Opportunities Fund
Constellation Strategic Value and High Income Fund



Schedule B
to the
Investment Advisory Agreement


For Funds with Performance Adjustments

This Schedule B shall apply to each of the Funds identified on Schedule B1 hereto.

	(a)	General. The Trust shall pay to the
Adviser, as compensation for the Advisers services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance
Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

	(b)	Index, Class and Changes to the Class.
The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B1 as the index and class to be used for purposes of determining the Performance Adjustment
(referred to herein as the Index and the Class, respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or interested persons
(as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares (the Successor Class) is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance
Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

	(c)	Basic Fee.  The basic fee for a Fund
(the Basic Fee) for any period shall equal: (i) the Funds average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

 	(d)	Performance Adjustment.  The amount of
the performance adjustment (the Performance
Adjustment) shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365 (366 in leap years). The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

	(e)	Adjustment Rate.  The adjustment rate
(the Adjustment Rate) shall be as set forth in Schedule B2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B2.

	(f)	Performance Period.  The performance
period (the Performance Period) shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund
(the Commencement Date), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12month period that includes the most current month for which performance is available plus the previous 11 months.

	(g)	Measurement Calculation.  The Funds
investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized longterm capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 2051 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

	(h)	Payment of Fees.  The Management Fee
payable hereunder shall be computed daily and paid monthly in arrears.

	(i)	Average Net Assets.  The term average
net assets of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by
(ii) the number of such days.

	(j)	Termination.  In the event this
Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.




Schedule B1
to the
Investment Advisory Agreement

Listing of Funds with Performance Adjustments


Name of Fund

Performance Index
Annual Basic
Fee Rate
Constellation Sands Capital
Select Growth Fund
Russell 1000 Growth Index
0.85%




Schedule B2
to the
Investment Advisory Agreement

Performance Adjustment Rate


Name of Fund / Class

Maximum Rate
Adjustment

Methodology
Constellation Sands
Capital Select Growth
Fund
+/ 0.15%
As detailed in Schedule B3




Schedule B3
to the
Investment Advisory Agreement

Methodology for Performance Adjustment Rate


The tables below describes the applicable advisory fees that the Adviser would receive based on each Funds performance as compared to its benchmark index over a given performance period:

1.  Constellation Sands Capital Select Growth Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
2.50% or more
+ 0.15%

Underperforms the Index by
2.50% or more
 0.15%
Outperforms the Index by
2.49% or less
 0.00%

Underperforms the Index by
2.49% or less
0.00%



Schedule C
to the
Investment Advisory Agreement

For Funds With No Performance Adjustment

This Schedule C shall apply to each of the Funds identified on Schedule C1 hereto.

	(a)	The Trust shall pay to the Adviser a fee
for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C1 hereto.

	(b)	The average net assets of the Fund for
any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.


Schedule C1
to the
Investment Advisory Agreement

Listing of Funds and Fee Rates

Name of Fund

Annual Basic Fee
Rate
Constellation Clover Core Value Fund
0.74%
Constellation Clover Small Cap Value Fund
0.85%
Constellation Clover Core Fixed Income Fund
0.45%
Constellation Chartwell Ultra Short Duration
Fixed Income Fund
0.25%
Constellation Chartwell Short Duration Fixed
Income Fund
0.25%
Constellation HLAM Large Cap Quality Stock Fund
0.75%
Constellation Pitcairn Diversified Value Fund
0.70%
Constellation Pitcairn Diversified Growth Fund
0.70%
Constellation Pitcairn Select Value Fund
0.70%
Constellation Pitcairn Small Cap Fund
0.70%
Constellation Pitcairn Family Heritage Fund
0.90%
Constellation Pitcairn Taxable Bond Fund
0.40%
Constellation Pitcairn TaxExempt Bond Fund
0.30%
Constellation TIP Mid Cap Fund
0.80%
Constellation TIP Healthcare & Biotechnology Fund
1.00%
Constellation International Equity Fund
0.95%
Constellation Small Cap Value Opportunities Fund
0.95%
Constellation Strategic Value and High Income
Fund
0.10%